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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 10, 1998



                        INTEGRATED SILICON SOLUTION, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


        DELAWARE                             0-23084                         77-0199971
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(State or other jurisdiction of        Commission File No.    (I.R.S. Employer Identification No.)
incorporation or organization)
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2231 Lawson Lane, Santa Clara, California                       95054.
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(Address of principal executive offices)                       zip code


        Registrant's telephone number, including area code (408) 588-0800
                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

           Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of the adoption of FAS 128, "Earnings per Share", on its Annual Report on Form 10-K for the fiscal year ended September 30, 1997 (the
1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into future filings.
Restatement of selected financial data is for the fiscal quarters in each of the years ended September 30, 1997 and September 30, 1996 and the five fiscal years ended September 30, 1997, and related disclosures as prescribed by FAS 128 for the three years ended September 30, 1997.

           Restatement of selected data as relates to the adoption of FAS 128
"Earnings per Share" is attached hereto as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

             (c)     Exhibits
                     99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share".


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        INTEGRATED SILICON SOLUTION, INC.

                            /s/ Gary L. Fischer
                            -------------------------------
                            Gary L. Fischer
                            Executive Vice President,
                            Office of the President and
                            Chief Financial Officer

                            Date:  April 10, 1998




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                                 EXHIBIT INDEX

EXHIBIT
  NO.                                     DESCRIPTION
-------                                   -----------

99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per share".